Portfolio of Investments – as of December 31, 2023 (Unaudited)
Loomis Sayles Inflation Protected Securities Fund

Principal Amount	Description	Value (†)
Bonds and Notes — 97.5% of Net Assets
	Aerospace & Defense — 0.4%
$465,000	Boeing Co., 5.705%, 5/01/2040	$480,780
	Automotive — 0.9%
660,000	Hyundai Capital America, 6.250%, 11/03/2025(a)	669,688
410,000	Magna International, Inc., 5.980%, 3/21/2026	410,644
		1,080,332
	Banking — 2.9%
200,000	Banco Santander SA, (fixed rate to 11/07/2026, variable rate thereafter), 6.527%, 11/07/2027	206,808
690,000	Discover Financial Services, (fixed rate to 11/02/2033, variable rate thereafter), 7.964%, 11/02/2034	767,613
660,000	HSBC Holdings PLC, (fixed rate to 11/13/2033, variable rate thereafter), 7.399%, 11/13/2034	723,999
895,000	HSBC USA, Inc., 5.625%, 3/17/2025	899,232
200,000	Intesa Sanpaolo SpA, 7.200%, 11/28/2033(a)	213,446
710,000	Wells Fargo & Co., (fixed rate to 10/23/2028, variable rate thereafter), 6.303%, 10/23/2029	748,284
		3,559,382
	Electric — 0.2%
235,000	NextEra Energy Capital Holdings, Inc., 6.051%, 3/01/2025	237,093
	Environmental — 0.2%
170,000	Republic Services, Inc., 5.000%, 4/01/2034	174,080
	Finance Companies — 1.2%
1,520,000	Blue Owl Credit Income Corp., 5.500%, 3/21/2025	1,498,499
	Life Insurance — 0.3%
400,000	Allianz SE, (fixed rate to 3/06/2033, variable rate thereafter), 6.350%, 9/06/2053(a)	414,736
	Midstream — 0.6%
780,000	Magellan Midstream Partners LP, 5.000%, 3/01/2026	778,326
	Natural Gas — 0.3%
385,000	Sempra, 3.700%, 4/01/2029	366,794
	Railroads — 0.0%
15,000	Canadian Pacific Railway Co., 2.050%, 3/05/2030	12,837
	Sovereigns — 0.1%
200,000	Abu Dhabi Government International Bonds, 3.875%, 4/16/2050(a)	167,500
Principal Amount	Description	Value (†)
	Treasuries — 90.2%
$16,868,050	U.S. Treasury Inflation-Indexed Bonds, 0.250%, 2/15/2050(b)	$10,984,509
5,991,172	U.S. Treasury Inflation-Indexed Bonds, 0.750%, 2/15/2042(b)	4,853,040
7,700,785	U.S. Treasury Inflation-Indexed Notes, 0.125%, 4/15/2025(b)	7,425,672
18,525,070	U.S. Treasury Inflation-Indexed Notes, 0.125%, 4/15/2027(b)	17,406,195
21,122,280	U.S. Treasury Inflation-Indexed Notes, 0.125%, 7/15/2031(b)	18,775,364
26,270,062	U.S. Treasury Inflation-Indexed Notes, 0.375%, 1/15/2027(b)	24,962,871
7,412,650	U.S. Treasury Inflation-Indexed Notes, 0.625%, 7/15/2032(b)	6,770,877
20,007,770	U.S. Treasury Inflation-Indexed Notes, 0.875%, 1/15/2029(b)	19,145,628
		110,324,156
	Wireless — 0.2%
215,000	Crown Castle, Inc., 5.800%, 3/01/2034	222,525
	Total Bonds and Notes (Identified Cost $136,671,577)	119,317,040

Short-Term Investments — 1.4%
1,730,092	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/29/2023 at 2.500% to be repurchased at $1,730,572 on 1/02/2024 collateralized by $1,832,400 U.S. Treasury Note, 2.500% due 3/31/2027 valued at $1,764,714 including accrued interest(c) (Identified Cost $1,730,092)	1,730,092
	Total Investments — 98.9% (Identified Cost $138,401,669)	121,047,132
	Other assets less liabilities — 1.1%	1,341,115
	Net Assets — 100.0%	$122,388,247

(†)
Registered investment companies are required to value portfolio investments using an unadjusted, readily available market quotation. The Fund obtains readily available market quotations from independent pricing services. Fund investments for which readily available market quotations are not available are priced at fair value pursuant to the Fund's Valuation Procedures. The Board of Trustees has approved a valuation designee who is subject to the
Board's oversight.
Unadjusted readily available market quotations that are utilized for exchange traded equity securities (including shares of closed-end investment companies and exchange-traded funds) include the last sale price quoted on the exchange where the security is traded most extensively. Futures contracts are valued at the closing settlement price on the exchange on which the valuation designee believes that, over time, they are traded most extensively. Shares of open-end investment companies are valued at net asset value ("NAV") per share.
Exchange traded equity securities for which there is no reported sale during the day are fair valued at the closing bid quotation as reported by an independent pricing service. Unlisted equity securities (except unlisted preferred equity securities) are fair valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be fair valued using evaluated bids furnished by an independent pricing service, if available.
Debt securities and unlisted preferred equity securities are fair valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Broker-dealer bid prices may be used to fair value debt and unlisted equities where an independent pricing service is unable to price an investment or where an independent pricing service does not provide a reliable price for the investment.
The Fund may also fair value investments in other circumstances such as when extraordinary events occur after the close of a foreign market, but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing a Fund's investments, the valuation designee may, among other things, use modeling tools or other processes that may take into account factors such as issuer specific information, or other related market activity and/or information that occurred after the close of the foreign market but before the time the Fund's NAV is calculated. Fair valuation by the Fund's valuation designee may require subjective determinations about the value of the investment, and fair values used to determine a Fund's NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of investments held by a Fund.
The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars, if any, are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(a)
All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2023, the value of Rule 144A holdings amounted to
$1,465,370 or 1.2% of net assets.

(b)	Treasury Inflation Protected Security (TIPS).
(c)
The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund's policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. As of December 31, 2023, the Fund had an investment in a repurchase agreement for which the value of the related collateral exceeded the value of the repurchase agreement.

Futures Contracts
The Fund may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.
When the Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as "initial margin." As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as "variation margin," are made or received by the Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When the Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit the Fund's ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.
Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Fund are reduced; however, in the event that a counterparty enters into bankruptcy, the Fund's claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.
At December 31, 2023, open long futures contracts were as follows:
Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
CBOT 2 Year U.S. Treasury Notes Futures	3/28/2024	64	$13,085,618	$13,178,500	$92,882

Fair Value Measurements.
In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:
• Level 1 — quoted prices in active markets for identical assets or liabilities;
• Level 2 — prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and
• Level 3 — prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The Fund's pricing policies have been approved by the Board of Trustees. Investments for which market quotations are readily available are categorized in Level 1. Other investments for which an independent pricing service is utilized are categorized in Level 2. Broker-dealer bid prices for which the Fund has knowledge of the inputs used by the broker-dealer are categorized in Level 2. All other investments, including broker-dealer bid prices for which the Fund does not have knowledge of the inputs used by the broker-dealer, as well as investments fair valued by the valuation designee, are categorized in Level 3. All Level 2 and 3 securities are defined as being fair valued.
Under certain conditions and based upon specific facts and circumstances, the Fund’s valuation designee may determine that a fair valuation should be made for portfolio investment(s). These valuation designee fair valuations will be based upon a significant amount of Level 3 inputs.
The following is a summary of the inputs used to value the Fund's investments as of December 31, 2023, at value:
Asset Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$119,317,040	$—	$119,317,040
Short-Term Investments	—	1,730,092	—	1,730,092
Total Investments	—	121,047,132	—	121,047,132
Futures Contracts (unrealized appreciation)	92,882	—	—	92,882
Total	$92,882	$121,047,132	$—	$121,140,014

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
Derivatives
Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Fund used at period end include futures contracts.
The Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. The Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. The Fund may also use futures contracts to gain investment exposure. As of December 31, 2023, the Fund used futures contracts for hedging and duration management.
The following is a summary of derivative instruments for the Fund, as of December 31, 2023:
Assets	Unrealized appreciation on futures contracts
Exchange-traded asset derivatives
Interest rate contracts	$92,882
The Fund’s derivatives do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of this disclosure.
Counterparty risk is managed based on policies and procedures established by the Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearinghouse, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers typically are required to segregate customer margin for exchange-traded derivatives from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund.

Industry Summary at December 31, 2023 (Unaudited)
Treasuries	90.2%
Banking	2.9
Other Investments, less than 2% each	4.4
Short-Term Investments	1.4
Total Investments	98.9
Other assets less liabilities (including futures contracts)	1.1
Net Assets	100.0%